         AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON AUGUST 13, 1998

                                                    Registration No. 333-

================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   ----------

                                    FORM S-8

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                                   ----------

                             UNICAPITAL CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                          Delaware                                                     65-0788314
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)            (I.R.S. EMPLOYER IDENTIFICATION NO.)

             10800 Biscayne Boulevard, Suite 300
                       Miami, Florida                                                     33161
           (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                                     (ZIP CODE)


              UniCapital Corporation 1998 Long-Term Incentive Plan
         UniCapital Corporation 1998 Non-Employee Directors' Stock Plan
            UniCapital Corporation 1998 Employee Stock Purchase Plan
      UniCapital Corporation 1997 Executive Non-Qualified Stock Option Plan
                            (FULL TITLE OF THE PLANS)

                                   Robert New
                      Chairman and Chief Executive Officer
                             UniCapital Corporation
                       10800 Biscayne Boulevard, Suite 300
                              Miami, Florida 33161

                     (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                 (305) 899-5000
          (TELEPHONE NUMBER, INCLUDING AREA CODE, OF AGENT FOR SERVICE)

                                                   CALCULATION OF REGISTRATION FEE
=========================================================================================================================

                                                                  PROPOSED MAXIMUM     PROPOSED MAXIMUM        AMOUNT OF
                                              AMOUNT TO BE       OFFERING PRICE PER   AGGREGATE OFFERING     REGISTRATION
  TITLE OF SECURITIES TO BE REGISTERED         REGISTERED             SHARE(1)               PRICE              FEE(1)
-------------------------------------------------------------------------------------------------------------------------
COMMON STOCK, PAR VALUE $.001 PER SHARE     3,932,773 shares           $17.83           $70,121,342(2)         $50,036
                                            6,267,227 shares           $15.875          $99,492,228(2)

=========================================================================================================================

(1) Registration fee calculated pursuant to Rule 457(h) under the Securities Act of 1933, as amended.

(2) The fee with respect to shares issuable upon the exercise of options to purchase 3,369,773 shares under the 1998 Long-Term Incentive Plan, 63,000 shares under the 1998 Non-Employee Directors' Stock Plan, and 500,000 shares under the 1997 Executive Non-Qualified Stock Option Plan is calculated upon the basis of the actual per share exercise price of the stock options awarded. The fee with respect to 3,830,227 shares under the 1998 Long-Term Incentive Plan, 437,000 shares under the 1998 Non-Employee Directors' Stock Plan, 2,000,000 shares under the 1998 Employee Stock Purchase Plan is calculated based upon the average of the high and low prices of the Registrant's Common Stock reported on the New York Stock Exchange on August 11, 1998.

================================================================================

                                     PART II


               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


ITEM 3.  INCORPORATION OF DOCUMENTS BY REFERENCE.

         The following documents filed by UniCapital Corporation (the "Company") with the Securities and Exchange Commission (the "Commission") are incorporated by reference into this Registration Statement:

         1. The Company's Prospectus covering the offer and sale of shares of the Company's Common Stock, par value $.001 per share (the "Common Stock"), filed with the Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the "Securities Act"), on July 24, 1998.

         2. The Company's Form 8-K dated May 18, 1998, filed with the Commission on June 2, 1998 (File No. 001-13973).

         3. The Company's Form 8-K dated June 30, 1998, filed with the Commission on July 14, 1998 (File No. 001-13973).

         4. The description of the Company's Common Stock contained in the Company's Registration Statement on Form 8-A (File No. 001-13973), including any amendment or report filed for the purpose of updating such description.

         All documents subsequently filed by the Company with the Commission pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") after the date of this Registration Statement, but prior to the filing of a post-effective amendment to this Registration Statement which indicates that all securities offered by this Registration Statement have been sold or which deregisters all such securities then remaining unsold, shall be deemed to be incorporated by reference into this Registration Statement. Each document incorporated by reference into this Registration Statement shall be deemed to be a part of this Registration Statement from the date of the filing of such document with the Commission until the information contained therein is superseded or updated by any subsequently filed document which is incorporated by reference into this Registration Statement or by any document which constitutes part of the prospectus relating to the UniCapital Corporation 1998 Long-Term Incentive Plan, the UniCapital Corporation 1998 Non-Employee Directors' Stock Plan, the UniCapital Corporation 1998 Employee Stock Purchase Plan or the UniCapital Corporation 1997 Executive Non-Qualified Stock Option Plan meeting the requirements of Section 10(a) of the Securities Act.

ITEM 4.  DESCRIPTION OF SECURITIES.

         The class of securities to be offered under this Registration Statement is registered under Section 12(b) of the Exchange Act.

ITEM 5.  INTERESTS OF NAMED EXPERTS AND COUNSEL.

         Not applicable.

ITEM 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS.

         Section 102(b)(7) of the Delaware General Corporation Law (the "DGCL") permits a corporation, in its certificate of incorporation, to limit or eliminate, subject to certain statutory limitations, the liability of directors to the corporation or its stockholders for monetary damages for breaches of fiduciary duty, except for liability (a) for any breach of the director's duty of loyalty to the corporation or its stockholders, (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (c) under Section 174 of the DGCL, or (d) for any transaction from which the director derived an improper personal benefit. Article VII of the Company's Certificate of Incorporation provides that the personal liability of directors of the registrant is eliminated to the fullest extent permitted by Section 102(b)(7) of the DGCL. In addition, Article VIII of the registrant's Certificate of Incorporation provides that the Company shall indemnify and may advance expenses to its officers and directors to the fullest extent permitted by law.

         Under Section 145 of the DGCL, a corporation has the power to indemnify directors and officers under certain prescribed circumstances and subject to certain limitations against certain costs and expenses, including attorneys' fees actually and reasonably incurred in connection with any action, suit or proceeding, whether civil, criminal, administrative or investigative, to which any of them is a party by reason of being a director or officer of the corporation if it is determined that the director or officer acted in accordance with the applicable standard of conduct set forth in such statutory provision.
Article 7 of the registrant's Bylaws provides that the registrant will indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding by reason of the fact that he is or was a director, officer, employee or agent of the registrant, or is or was serving at the request of the registrant as a director, officer, employee or agent of another entity, against certain liabilities, costs and expenses, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. Article 7 further provides that, unless the Board of Directors otherwise determines in a specific case, expenses incurred by a director or officer in defending a civil or criminal action, suit or proceeding shall be paid by the Company in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay such amount if it is ultimately determined that he is not entitled to be indemnified by the Company. The registrant maintains directors' and officers' liability insurance.

ITEM 7.  EXEMPTION FROM REGISTRATION CLAIMED.

         Not Applicable

ITEM 8.  EXHIBITS.

         The following exhibits are filed herewith or incorporated by reference as part of this Registration Statement:

 EXHIBIT NO.                            DESCRIPTION
--------------    --------------------------------------------------------------
4.1               Articles IV and X of the Company's Certificate of
                  Incorporation (incorporated by reference to exhibit included in the Company's Registration Statement on Form S-1 (No.
                  333-46603))

4.2 Articles II, V and IX of the Company's Bylaws (incorporated by reference to exhibit included in the Company's Registration Statement on Form S-1 (No. 333-46603))

5.1 Opinion of Morgan, Lewis & Bockius LLP as to the legality of the securities being registered

23.1              Consent of PricewaterhouseCoopers LLP

23.2              Consent of KPMG Peat Marwick LLP

23.3              Consent of Ernst & Young LLP

23.4              Consent of BDO Seidman, LLP

23.5              Consent of Tanner + Co.

23.6              Consent of Tanner + Co.

23.7              Consent of Grant Thornton LLP

23.8              Consent of Arthur Andersen LLP

23.9              Consent of KPMG Peat Marwick LLP

23.10 Consent of Morgan, Lewis & Bockius LLP (included in opinion filed as Exhibit 5.1)

24.1 Power of Attorney (set forth on the signature page of this Registration Statement)

99.1 UniCapital Corporation 1998 Long-Term Incentive Plan (incorporated by reference to exhibit included in the Company's Registration Statement on Form S-1 (No. 333- 46603))

99.2 UniCapital Corporation 1998 Non-Employee Directors' Stock Plan (incorporated by reference to exhibit included in the Company's Registration Statement on Form S-1 (No. 333-46603))

99.3 UniCapital Corporation 1998 Employee Stock Purchase Plan (incorporated by reference to exhibit included in the Company's Registration Statement on Form S-1 (No. 333-46603))

99.4 UniCapital Corporation 1997 Executive Non-Qualified Stock Option Plan (incorporated by reference to exhibit included in the Company's Registration Statement on Form S-1 (No. 333-46603))


ITEM 9.  UNDERTAKINGS.

         (a)  The undersigned registrant hereby undertakes:

         (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

                           (i) To include any prospectus required by Section
                  10(a)(3) of the Securities Act;

                           (ii) To reflect in the prospectus any facts or events
                  arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement;

                           (iii) To include any material information with
                  respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

         Provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the Registration Statement.

         (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

         (b) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                                      * * *

         (h) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities

(other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Miami, State of Florida, on this 13th day of August, 1998.

                                        UniCapital Corporation


                                        By: /s/ ROBERT J. NEW
                                            ------------------------------------
                                            Chairman and Chief Executive Officer


         KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of UniCapital Corporation hereby constitutes and appoints Robert J. New and Jonathan New, and each of them, his true and lawful attorneys-in-fact and agents, for him and in his name, place and stead, in any and all capacities, to sign one or more amendments to this Registration Statement on Form S-8 under the Securities Act of 1933, including post-effective amendments and other related documents, and to file the same with the Securities and Exchange Commission under said Act, hereby granting power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement and the foregoing Power of Attorney have been signed by the following persons in the capacities and on the date(s) indicated:

       Signature                                     Capacity                                      Date
       ---------                                     --------                                      ----


/s/ ROBERT J. NEW                            Chairman and Chief Executive                      August 13, 1998
--------------------------------------       Officer and a Director (Principal
Robert J. New                                Executive Officer)


/s/ JONATHAN NEW                             Chief Financial Officer (Principal                August 13, 1998
--------------------------------------       Financial and Accounting Officer)
Jonathan New


/s/ ROY BURGER                               Director                                          August 13, 1998
--------------------------------------
Roy Burger


/s/ STUART CAUFF                             Director                                          August 13, 1998
--------------------------------------
Stuart Cauff


/s/ VINCENT W. EADES                         Director                                          August 13, 1998
--------------------------------------
Vincent W. Eades


/s/ RICHARD EMERY                            Director                                          August 13, 1998
--------------------------------------
Richard Emery


/s/ BRUCE E. KROPSCHOT                       Director                                          August 13, 1998
--------------------------------------
Bruce E. Kropschot


/s/ JONATHAN J. LEDECKY                      Director                                          August 13, 1998
--------------------------------------
Jonathan J. Ledecky

/s/ JOHN A. QUELCH                           Director                                          August 13, 1998
-------------------------------------
John A. Quelch


/s/ THEODORE J. ROGENSKI                     Director                                          August 13, 1998
-------------------------------------
Theodore J. Rogenski


/s/ ANTHONY K. SHRIVER                       Director                                          August 13, 1998
-----------------------------------
Anthony K. Shriver


/s/ ROBERT VANHELLEMONT                      Director                                          August 13, 1998
-----------------------------------
Robert VanHellemont

                                  EXHIBIT INDEX

                                                                                  SEQUENTIAL PAGE
 EXHIBIT NO.                            DESCRIPTION                                   NUMBER
--------------    ------------------------------------------------------------ ---------------------
4.1               Articles IV and X of the Certificate of Incorporation
                  (incorporated by reference to exhibit included in the
                  Company's Registration Statement on Form S-1 (No. 333-46603))

4.2 Articles II, V and IX of Bylaws (incorporated by reference to exhibit included in the Company's Registration Statement on Form S-1 (No. 333-46603))

5.1 Opinion of Morgan, Lewis & Bockius LLP as to the legality of the securities being registered

23.1              Consent of PricewaterhouseCoopers LLP

23.2              Consent of KPMG Peat Marwick LLP

23.3              Consent of Ernst & Young LLP

23.4              Consent of BDO Seidman, LLP

23.5              Consent of Tanner + Co.

23.6              Consent of Tanner + Co.

23.7              Consent of Grant Thornton LLP

23.8              Consent of Arthur Andersen LLP

23.9              Consent of KPMG Peat Marwick LLP

23.10 Consent of Morgan, Lewis & Bockius LLP (included in opinion filed as Exhibit 5.1)

24.1 Power of Attorney (set forth on the signature page of this Registration Statement)

99.1              UniCapital Corporation 1998 Long-Term Incentive Plan
                  (incorporated by reference to exhibit included in the Company's Registration Statement on Form S-1 (No. 333-46603))

99.2              UniCapital Corporation 1998 Non-Employee Directors' Stock
                  Plan (incorporated by reference to exhibit included in the Company's Registration Statement on Form S-1 (No. 333-46603))

99.3              UniCapital Corporation 1998 Employee Stock Purchase Plan
                  (incorporated by reference to exhibit included in the Company's Registration Statement on Form S-1 (No. 333-46603))

99.4              UniCapital Corporation 1997 Executive Non-Qualified Stock
                  Option Plan (incorporated by reference to exhibit included in the Company's Registration Statement on Form S-1 (No. 333-
                  46603))